January 8, 2024 Transforming Disease Management

2 Disclaimers This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: our expected 2023 revenue of at least $210 million; our preliminary results for the fourth quarter of 2023 and the full-year 2023; our expected launch of our pipeline expansion by the end of 2025; the potential of DecisionDx-Melanoma test results to help inform more personalized patient management decisions; our belief that DecisionDx-SCC (i) could be used to guide ART the way PNI does in existing guidelines, (ii) may be a benefit to ART when appropriate high-risk patients are identified, (iii) can result in a 40% or greater reduction in risk, (iv) may inform appropriate clinical management decisions related to ART administration in high-risk SCC patients and (v) has the potential for significant cost savings to our healthcare system by helping ensure the appropriate patients receive costly therapies; our mission, vision, strategic guideposts and our strategies for driving long-term growth through strong execution and our operational guideposts; the timing and achievement of program milestones; our estimated U.S. total addressable market for our commercially available tests; our positioning for continued growth; our ongoing studies generating data and their impact on driving adoption of our tests; and study observations and interpretations of study data, including conclusions about the benefits and impact of our tests on treatment decisions and patient outcomes. The words “anticipates,” “can,” “could,” “estimates,” “expects,” “may,” “potential,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our estimates and assumptions underlying our estimated U.S. total addressable market for our commercially available tests; the accuracy of our assumptions and expectations underlying preliminary fiscal 2023 results and three-year revenue and other financial targets and guidance (including, without limitation, our assumptions or expectations regarding continued reimbursement for our DecisionDx-SCC test at the current rate and reimbursement for our other products and subsequent coverage decisions, our estimated total addressable markets for our products and product candidates and the related expenses, capital requirements and potential needs for additional financing, the anticipated cost, timing and success of our product candidates, and our plans to research, develop and commercialize new tests and our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions),the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets and recession risks, supply chain disruptions, outbreaks of contagious diseases (such as the COVID-19 pandemic) and geopolitical events (such as the ongoing Israel-Hamas War and Ukraine-Russia conflict), among others, on our business and our efforts to address its impact on our business; subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this presentation, including with respect to the diagnostic and prognostic tests discussed in this presentation; actual application of our tests may not provide the anticipated benefits to patients; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward- looking statements, except as may be required by law. Forward-Looking Statements

January 8, 2024 Preliminary Q4 2023 Information

Estimated ~$8B U.S. Total Addressable Market[1] for Commercially Available Tests

Dermatology			Gastroenterology	Mental Health
Cutaneous melanoma/ risk of metastasis, SLNB positivity risk	Cutaneous squamous cell carcinoma/risk of metastasis	Suspicious pigmented lesions/melanoma status	Barrett's esophagus/risk of progression to esophageal cancer	Guide mental health therapy selection
~130K Patients classified as Stage I, II or III[2]	~200K Patients w/high-risk features[2]	~300K Patients w/ diagnostically ambiguous lesions	~415K Patients receiving upper GI endoscopies/year who meet the intended use criteria for TissueCypher[3]	Based on indicated use of IDgenetix for patients diagnosed with depression, anxiety and other mental health conditions
~$540M	**~$820M**	**~$600M**	**~$1B**	**~$5B**

Tests in pipeline add an additional estimated ~$5.7B to our U.S. TAM

CASTLE BIOSCIENCES

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.[2]Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000; annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.[3]415,000 upper GI endoscopies/year with confirmed dx of BE (ND, IND, LGD, EXCLUDING HGD) x $2,513 = U.S. only TAM of ~$1 billion

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Preliminary Fourth Quarter and Year-end 2023 Performance Results[1,2] (unaudited)

Expect to report >$210M in revenue for 2023, exceeding the floor of our guidance of at least $200M[3]

	4Q23	4Q22	**2023**	2022
Revenue	**To be announced**	$38.3M	**Expected to exceed floor of guidance[3]**	$137M
Total test reports	**20,284**	12,644	**70,429**	44,419
DecisionDx-Melanoma	**8,591**	7,301	**33,330**	27,803
DecisionDx-SCC	**3,530**	1,845	**11,442**	5,967
MyPath Melanoma and DiffDx-Melanoma aggregate	**1,018**	822	**3,962**	3,561
TissueCypher	**3,441**	1,030	**9,100**	2,128
IDgenetix	**3,299**	1,214	**10,921**	3,249
DecisionDx-UM	**405**	432	**1,674**	1,711

CASTLE BIOSCIENCES

[1]Castle expects to report its audited consolidated financial statements and complete financial and operational results for its fiscal year ended December 31, 2023, in February 2024. [2]The effects of macroeconomic events and conditions continue to evolve and bring along with them a high level of uncertainty surrounding potential future effects. Therefore, trends in revenues and test report volumes are not necessarily indicative of our results of operations that can be expected for future fiscal periods. [3]Castle previously provided guidance for full-year 2023 total revenue of at least $200 million.

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6 2023 Year-end Cash, Cash Equivalents & Marketable Investment Securities Expected To Be Approximately $243 million1 Cash, Cash Equivalents & Marketable Investment Securities As of 12/31/23 ~$243M (expected) As of 9/30/23 $230M As of 6/30/23 $226M As of 3/31/23 $232M 1This amount is preliminary, unaudited and subject to adjustment as a result of, among other things, the completion of financial closing procedures, including the audit by our independent registered public accounting firm of our financial statements. As a result, amounts may differ from the amount that will be reflected in our financial statements as of and for the year-ended December 31, 2023. Accordingly, undue reliance should not be placed on this preliminary information.

Third Quarter 2023 As previously reported Transforming Disease Management

8 Consistent Execution Of Growth Initiatives Supports Long-Term Growth 2017-2023 Revenue ($M) 2017-2022 Total Test Report Volume 1 2 *2023 revenue guidance of at least $200 million, as of November 2, 2023 $14 $23 $52 $63 $94 $137 ≥$210* 2017 2018 2019 2020 2021 2022 2023E 10,614 13,445 17,055 18,185 28,145 44,419 2017 2018 2019 2020 2021 2022 53%+

9 Financial Performance Summary Q3 2023 18,409 12,390 Total test reports Total Dermatology test reports Q3 2023 Q3 2022 1See Non-GAAP reconciliations at the end of this presentation. $61.5M $60.6M Revenues Adj. Revenues1 77.9% 81.3% Gross Margin Adj. Gross Margin1 12,114 9,824 $37.0M $37.3M 69.8% 76.2% $5.0MOperating Cash Flow $229.8M Cash, Cash Equivalents & Marketable Investment Securities as of end of period $(5.2)M $266M $(6.9)M $6.6M Net Loss Adj. EBITDA1 $(20.2)M $(9.6)M

10 Raised 2023 revenue guidance to at least $200 million, from at least $180 million Earned a Top Workplaces National Industry Award, ranking third among 84 Top Workplaces in the healthcare industry Key Q3 2023 and Recent Accomplishments Publication of study data showed the addition of drug-drug interactions and lifestyle factors to drug-gene interactions provided by our IDgenetix test improved remission rates for patients with moderate to severe depression Released early discovery data regarding our inflammatory skin disease pipeline test, confirming the existence of molecular differences among inflammatory skin lesions Delivered excellent Q3 results, highlighted by $5 million in cash flow from operations and strong year-over- year growth in our total test report volume (+52%) and revenue (+66%) Multiple data announcements demonstrating the clinical utility of our TissueCypher test in guiding risk-aligned care for patients

11 Answering Clinical Questions To Guide Care Along The Patient Journey Our focus is on diagnostic support, risk stratification and therapy selection/response areas of the patient care continuum Dermatology Ophthalmology Gastroenterology Mental Health Screening Diagnostic Support Risk Stratification Therapy Selection/Response MRD/Recurrence MonitoringPATIENT CARE JOURNEY Inflammatory Skin Disease Pipeline Test

Significant Scientific Evidence Through Robust Clinical Research Program

14
Ongoing clinical research studies

237
Committed/contributing clinical research sites as of Q3 2023

~11,670
Current patients enrolled in studies as of Q3 2023

~20,460
Patients enrolled in studies over lifetime of Castle[1]

Ongoing collaboration with NCI/SEER has allowed for analyses of 9,200+ patients clinically tested with DecisionDx-Melanoma[2] and 2,900+ patients clinically tested with DecisionDx-UM[3] to date

CASTLE BIOSCIENCES

Data as of September 30, 2023
[1]Number reflects studies that span Castle's dermatology, ophthalmology, gastroenterology and mental health portfolios, as well as tests that are currently in our development pipeline. Data for TissueCypher, IDgenetix and MyPath are reflective of studies that have occurred since Castle's acquisition of the tests. [2]SEER cancer registries linked CM cases diagnosed from 2013-2018 to data for patients with stage I-III CM tested with the 31-GEP as of Dec. 31, 2022; includes patients in studies not yet published [3]SEER cancer registries linked UM cases diagnosed in 2018 for patients with primary uveal melanoma tested with the 15-GEP; includes patients in studies not yet published.

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13 First-To-Market Dermatologic Franchise, Additional Growth Opportunities Diagnostic Support Risk Stratification Therapy Selection 1 New=clinician who ordered a Castle dermatologic test for the first time. Inflammatory Skin Disease Therapy Selection Pipeline Program Strong provider growth and continued adoption with approximately 1,600 new1 ordering clinicians and approximately 7,900 total ordering clinicians for dermatologic tests for the nine-months ended September 30, 2023

Demonstrated clinical validity, utility and impact, backed by more than 45 peer-reviewed publications, including two recent publications (Bailey et al. and Dhillon et al.) demonstrating an association with testing and improved patient outcomes Classified as an Advanced Diagnostic Laboratory Test (ADLT) by the Centers for Medicare & Medicaid Services (CMS), meaning it provides new clinical diagnostic information that cannot be obtained from any other test or combination of tests1 Reimbursement coverage through Medicare Administrative Contractor (MAC), Noridian, the MAC that oversees our Phoenix laboratory and is part of the MolDX® program that assesses molecular diagnostic technologies ADLT Status Reimbursement 1Centers for Medicare & Medicaid Services: https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/ClinicalLabFeeSched/Downloads/Guidance-for-Laboratories-on-ADLTs.pdf Clinical Validity, Utility and Demonstrated Patient Outcomes

15 DecisionDx- Melanoma Class Result Breslow Thickness Ulceration Mitotic Rate Age Breslow Thickness Ulceration Mitotic Rate SLN Status Age Tumor Location Individual Risk of Sentinel Lymph Node Positivity Individual Risk of Recurrence Whitman et al. JCO PO 2021; Jarell et al. JAAD 2022 Neural network with AI algorithm DecisionDx-Melanoma Provides Answers For Two Critical Clinical Questions DecisionDx-Melanoma test report DecisionDx-Melanoma test results predict a patient’s individual risk of recurrence and individual risk of sentinel lymph node positivity using two proprietary algorithms

16 DecisionDx-Melanoma Has Consistent And Independent Evidence Of Prognostic Value Across Studies Greenhaw et al. JAAD 2020 1086420 100 80 60 40 20 0 Time (Years) % R ec ur re nc e Fr ee 1086420 100 80 60 40 20 0 Time (Years) % D is ta nt M et as ta si s F re e RFS DMFS Breslow thickness (per mm) 1.12 (1.03-1.22), p=0.01 1.14 (1.02-1.26), p=0.02 Ulceration 1.63 (1.18-2.25), p=0.003 2.03 (1.48-2.78), p<0.001 Age (per year) 1.01 (0.99-1.03), p=0.60 1.00 (0.98-1.03), p=0.65 SLNB 2.42 (1.88-3.10), p<0.001 2.80 (2.07-3.77), p<0.001 31-GEP test (DecisionDx-Melanoma) 2.90 (2.01-4.19), p<0.001 2.75 (1.76-4.32), p<0.001) FEATURE HR RFS (95% CI) p-value HR DMFS (95% CI) p-value Class 1A Lowest Risk Class 1B/2A Increased Risk Class 2B Highest Risk • Quantifies expression of 31 genes from primary tumor using RT-PCR • Applies validated algorithm 31-GEP class result remains a consistent component of all DecisionDx-Melanoma reports

DecisionDx ▸Melanoma

DecisionDx-Melanoma Results Guided Treatment Decisions And Led To Improved Patient Outcomes

Independent, multi-center study of SLN negative patients (n=634)

Tested Group (n=307):	Untested Control Group (n=327):
DecisionDx ▸Melanoma CLASS 2A/2B	Patients without testing
Adhered to routine imaging every 6-12 months	Imaging driven by clinical symptoms or physical exam findings

Key Findings:

- Routine surveillance imaging in SLN-, high-risk patients detected melanoma recurrence **~10 months earlier** than those without routine imaging.
- Tumor burden at detection was significantly lower in patients tested compared to those not tested (27.6mm vs 73.1mm)
- At study end, patients tested had **better overall survival** than those not tested (76% vs 50%, p-value= 0.027)

"Patients who received routine imaging after high-risk GEP test scores had an earlier recurrence diagnosis with lower tumor burden, leading to better clinical outcomes."

CASTLE BIOSCIENCES

Dhillon et al. *Archives of Derm Research* 2023.

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Collaboration with the National Cancer Institute Linking DecisionDx-Melanoma clinical testing with patients captured in the National Cancer Institute’s SEER Program Registries

DecisionDx Melanoma

NCI/SEER Data Linked With DecisionDx-Melanoma Test Results

Data analysis of real-world, unselected, clinically tested patients showed that DecisionDx-Melanoma testing was associated with lower melanoma-specific and overall mortality relative to untested patients

29% **Lower 3-year melanoma-specific mortality rate** in patients clinically tested vs untested

Group	3-year MSS (95% CI)	Deaths, % (n/N)
31-GEP Tested	97.4% (96.6-98.2%)	1.7% (57/3258)
Matched Untested	96.1% (95.5-96.6%)	2.5% (242/9774)
Hazard Ratio‡		0.71 (0.53-0.94) p=0.018

17% **Lower 3-year overall mortality rate** in patients clinically tested vs untested

Group	3-year OS (95% CI)	Deaths, % (n/N)
31-GEP Tested	92.4% (91.1-93.6%)	5.2% (170/3258)
Matched Untested	90.9% (90.1-91.7%)	6.2% (610/9774)
Hazard Ratio‡		0.83 (0.70-0.99) p=0.034

Tested: n=3,258
Not Tested: n=9,774

› **Data show DecisionDx-Melanoma provided significant, independent risk stratification of patients with cutaneous melanoma, beyond AJCC8 stage, which may help inform more personalized patient management decisions**

CASTLE BIOSCIENCES

Bailey et al. *JCO PO*, 2023. ‡Hazard ratio (HR) was computed using the untested patients as reference for 31-GEP tested cohort. An HR less than 1.0 demonstrates improved survival in 31-GEP tested patients. Diagnosis and 31-GEP test date 2016-2018. AJCC8=American Joint Committee on Cancer Eighth Edition

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DecisionDx
Melanoma

Clinical Use Of DecisionDx-Melanoma Shows Favorable Outcomes When Compared To Other Standard Of Care Prognostic Tests

Sentinel Lymph Node Biopsy (SLNB)

- MSLT-I found that SLN biopsy had no impact on 10-year melanoma specific survival[1]
- SLN positivity is no longer the gateway to immunotherapy[2]

Tumor size	P-value	10-yr MSS
Thin (<1.2mm)	Not reported	Not impacted
Intermediate (1.2-3.5mm)	Not significant (p=.18)	Not impacted
Thick (>3.5mm)	Not significant (p=.56)	Not impacted

Oncotype DX - Breast[3]	3-yr BCSS*
Oncotype DX - Breast	99.6%
Match Untested	99.1%
Absolute Mortality Difference	0.50% (p<0.05)

Oncotype DX showed absolute BCSS mortality difference of 0.5% at 3 years over those not tested

DecisionDx-Melanoma	3-yr MSS[4]
DecisionDx-Melanoma	97.4%
Match Untested	96.1%
Absolute Mortality Difference	1.3% (p<0.05)

DecisionDx-Melanoma showed absolute MSS mortality difference of 1.3% at 3 years over those not tested[4]

DecisionDx-Melanoma shows more than 2x the survival benefit

CASTLE BIOSCIENCES

1. Morton et al. *N Engl J Med.* 2014. 2. Luke et al. *Lancet*. 2022. 3. Zhang et al. *Breast Cancer Res Treat*. 2020 4. Bailey et al. *JCO PO*. 2023.
*https://apps.automeris.io/wpd/

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21 DecisionDx-Melanoma Is Supported By Significant Scientific Evidence 10,000+ Total patients included in studies including independent validation 45+ Peer-reviewed, published studies including prospective studies and 2 meta-analyses ~146,000 Patients with a clinical DecisionDx-Melanoma order from 12,650+ clinicians 1A Level 1A evidence* 50% Demonstrated change in management for 1 of 2 patients tested Medicare+ Covered by Medicare and multiple private insurers with an industry-leading patient assistance program *According to SORT system, used by American Academy of Dermatology Data as of September 30, 2023

CASTLE BIOSCIENCES

DecisionDx-SCC

Clinical Validity and Utility

Demonstrated validity, utility and impact, backed by 14 peer-reviewed publications, including data showing that DecisionDx-SCC can significantly impact patient management plans in a risk-appropriate manner within established guidelines[1]

ADLT Status

Classified as an Advanced Diagnostic Laboratory Test (ADLT) by the Centers for Medicare & Medicaid Services (CMS), meaning it provides new clinical diagnostic information that cannot be obtained from any other test or combination of tests[2]

Real-World Use Framework

Study in *Clinical, Cosmetic and Investigational Dermatology* highlights a clinician-derived, real-world algorithm that provides a framework to incorporate DecisionDx-SCC test results into clinical practice within NCCN guidelines recommendations

[1]Adapted from Litchman et al. CMRO 2020; Goldberg et al. Presented at Winter Clinical Dermatology, January 14-19, 2022; [2]Centers for Medicare & Medicaid Services: https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/ClinicalLabFeeSched/Downloads/Guidance-for-Laboratories-on-ADLTs.pdf

23 DecisionDx-SCC Provides Independent Risk Stratification To Inform SCC Management Decisions Wysong et al. JAAD 2021; Ibrahim et al. Future Oncology 2021 Class 1: Low Biological Risk Less than half the general study population risk • Quantifies expression of 40 genes from primary tumor using RT-PCR • Applies a validated neural network algorithm • Accurately classifies patients as low, moderate or high biological risk Class 2A: Moderate Biological Risk Similar to the strongest traditional factors SCC patients with one or more risk factors Class 2B: High Biological Risk ≥50% risk of metastasis

DecisionDx
▸SCC

DecisionDx-SCC is Validated to Predict Metastatic Risk for Individual SCC Patients with One or More Risk Factors

Kaplan-Meier Estimated MFS


Metastasis-free survival (MFS)
100 %
80 %
60 %
40 %
20 %
0 %
0
1
2
3
4
5
Years
n = 420
p < 0.0001

Class 1 – Low Biological Risk

<7% risk of metastasis;
Less than half the general study population risk

Class 2A – Moderate Biological Risk

20% risk of metastasis;
Similar to the strongest traditional factors

Class 2B – High Biological Risk

≥50% risk of metastasis

Cohort Distribution:

Class 1
Class 2A
Class 2B



CASTLE BIOSCIENCES

Wysong et al. *JAAD* 2021; Ibrahim et al. *Future Oncology* 2021

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25 Class 2A And Class 2B are Strong, Independent Predictors of Metastasis Class 2B multivariate HR of 6.9 is 3x that of the strongest prognostic risk factors Class 2A multivariate HR of 2.3 is independent and similar to deep invasion and poor differentiation Class 2B univariate HR of 11.6 is ~3x that of the strongest prognostic risk factors Class 2A univariate HR of 3.2 is similar to deep invasion, poor differentiation or PNI 0 5 10 Hazard Ratio 0 5 Hazard Ratio Immunosuppression Tumor diameter (per cm) Perineural invasion Deep invasion Poor differentiation Class 2A Class 2B Univariate Analysis Multivariate Analysis NA 1.1 (ns) 1.2 (ns) 2.1 (p<0.001) 2.3 (p<0.001) 2.3 (p<0.001) 6.9 (p<0.001) 1.5 (ns) 1.2 (p<0.001) 3.3 (p<0.001) 3.1 (p<0.001) 3.9 (p<0.001) 3.2 (p<0.001) 11.6 (p<0.001) Hazard Ratio (HR) Hazard Ratio (HR) Deep invasion: beyond subcutaneous fat, depth >6mm, or Clark level V.; Wysong et al. JAAD 2021; Ibrahim et al. Future Oncology 2021 Class 2A and 2B result are independent of and have stronger Hazard Ratios compared to PNI in this multivariate analysis

Who is eligible for Adjuvant Radiation Therapy (ART)?

ART is a recommended treatment plan option for high-risk SCC patients by all relevant guideline groups

American Academy of Dermatology Association (AAD)

ART recommended for cSCC with:
- Concern for perineural invasion (PNI)
- High risk for regional or distant metastasis

ACR American College of Radiology

ART recommended for primary cSCC if:
- Extensive PNI
- Large caliber nerve invasion (LCNI)
- Positive margins following surgery

NCCN National Comprehensive Cancer Network®

ART recommended/considered for primary cSCC if:
- Extensive PNI
- Large caliber nerve invasion (LCNI)
- Positive margins following surgery
- Presence of other poor prognostic features
- High risk for regional or distant metastasis

ASTRO Targeting Cancer Care

ART recommended for SCC if:
- Gross clinical or radiologic PNI
- Close surgical margins where further surgery cannot be performed
- Recurrent tumors
- AJCC8 T3 and T4 tumors
- Desmoplastic or infiltrative tumors in chronically immunosuppressed patients

Of 7,317 patients tested, 99% could be considered for ART under NCCN criteria

CASTLE BIOSCIENCES

Newman et al. *Head & Neck* 2021; Ruiz et al. *JAAD* 2022

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27 No significant impact of ART in cohort as a whole or within Class 1 Matched Control Analysis Supports Use Of DecisionDx-SCC To Inform Adjuvant Radiation Therapy (ART) Treatment Decisions (n=920) Castle Biosciences data on file; manuscript in preparation; *Class 2B p<0.001 CLASS 1 CLASS 2A CLASS 2B ART treated Class 2B patients see significant reduction in metastasis* No significant impact of ART in cohort as a whole or within Class 2A Cu m ul at iv e Pr ob ab ili ty o f M et as ta sis 0. 0 0. 2 0. 4 0. 6 0. 8 1. 0 0 5 Years 2.5 Cu m ul at iv e Pr ob ab ili ty o f M et as ta si s 0. 0 0. 2 0. 4 0. 6 0. 8 1. 0 0 5 Years 2.5 Cu m ul at iv e Pr ob ab ili ty o f M et as ta sis 0. 0 0. 2 0. 4 0. 6 0. 8 1. 0 0 5 Year s2.5 No ART ART LEGEND:

Clinical Validity and Utility ADLT Status Guideline Support Demonstrated validity, utility and impact, backed by 16 peer- reviewed publications demonstrating the performance and utility of the test in providing objective information to aid in diagnosis in ambiguous melanocytic lesions Classified as an Advanced Diagnostic Laboratory Test (ADLT) by the Centers for Medicare & Medicaid Services (CMS), meaning it provides new clinical diagnostic information that cannot be obtained from any other test or combination of tests1 1Centers for Medicare & Medicaid Services: https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/ClinicalLabFeeSched/Downloads/Guidance-for-Laboratories-on-ADLTs.pdf 1. National Comprehensive Cancer Network guidelines for cutaneous melanoma in the principles for molecular testing 2. American Society of Dermatopathology in the Appropriate Use Criteria for ancillary diagnostic testing 3. American Academy of Dermatology guidelines of care for the management of primary cutaneous melanoma

29 A clinical hurdle for dermatopathology is the accurate diagnosis of difficult-to-diagnose melanocytic neoplasms Unmet Need In Patients With A Difficult-To-Diagnose Pigmented Lesion Of the estimated two million suspicious pigmented lesions biopsied annually in the U.S., approximately 300,000 of those cannot be classified with confidence as either benign tissue or melanoma through traditional histopathology methods These difficult-to-diagnose lesions are commonly sent for second opinions to expert dermatopathologists who have more experience with challenging cases; however, the nature of many lesions remains ambiguous with discordant rates of lesions in this category of 25-43% (Elmore et al. 2017) Diagnostic ambiguity can lead to clinical management uncertainty and overtreatment, leading to unnecessary excisions and increased patient morbidity, and undertreatment, with the potential for missing diagnoses of malignant melanoma The Clinical Problem

MyPath Melanoma For Use In Ambiguous Melanocytic Lesions

MyPath Melanoma

Expression of each gene group is calculated and normalized to the control genes. The aggregated score for each gene group is input into a trained logistic regression algorithm which weights each input and calculates a single score and classification of benign, intermediate or malignant.


9 reference genes
Cell Differentiation
Cell Signaling
Immune Signaling


LOGISTIC REGRESSION ALGORITHM
Malignant
Intermediate
Benign
-16.7
-2.1
0
+11
MyPath score

Clarke et al. *J Cutan Pathol* 2015

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Demonstrated validity, utility and impact, backed by 15 peer- reviewed publications demonstrating the ability and performance of the test in risk- stratifying patients with Barrett’s esophagus to guide risk- appropriate treatment decisions Classified as an Advanced Diagnostic Laboratory Test (ADLT) by the Centers for Medicare & Medicaid Services (CMS), meaning it provides new clinical diagnostic information that cannot be obtained from any other test or combination of tests1 Recognized by the American Gastroenterological Association in the 2022 Clinical Practice Update on New Technology and Innovation for Surveillance and Screening in Barrett’s Esophagus as a tool that may be used by physicians to risk stratify non-dysplastic patients Clinical Validity and Utility ADLT Status AGA Clinical Practice Update 1Centers for Medicare & Medicaid Services: https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/ClinicalLabFeeSched/Downloads/Guidance-for-Laboratories-on-ADLTs.pdf

TissueCypher ▸ Barrett's Esophagus

TissueCypher Is The Strongest Independent Predictor Of Progression

Original Pathologic Diagnosis



LGD (n=243)
IND (n=63)
ND (n=392)
Rate of Progression
1.0
0.8
0.6
0.4
0.2
0.0
0
2
4
6
8
10
12
Year
p = 0.2818

TissueCypher



High risk (n=112)
Inter risk (n=96)
Low risk (n=491)
Rate of Progression
1.0
0.8
0.6
0.4
0.2
0.0
0
2
4
6
8
10
12
Year
p < 0.0001

HR = 7.7 (high- vs. low-risk) p<0.0001

HR = 2.8 (inter- vs. low-risk) p<0.0001

n=699 patients[1-5] (ND n=567, IND n=50, LGD n=82)
152 incident progressors, 38 prevalent cases, 509 non-progressors

CASTLE BIOSCIENCES

HR = Hazard ratio. Pooled analysis completed by Castle Biosciences. [1]Critchley-Thorne et al. *Cancer Epidemiol Biomarkers Prev* 2016; [2]Critchley-Thorne et al. *Cancer Epidemiol Biomarkers Prev* 2017; [3]Davison et al. *Am J Gastroenterol* 2020; [4]Frei et. al. *Clin Transl Gastroenterol* 2020; 5 Frei et. al. *Am J Gastroenterol* 2021

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• Demonstrated clinical validity, utility and impact, backed by 19 peer-reviewed publications • Eliminate trial and error prescribing • 3 in 1 test:  Drug-gene interactions  Drug-drug interactions  Lifestyle factors • 2x improved chance of medication response vs. control • >2.5x improved chance of remission of depression symptoms vs. control • 10 mental health and pain conditions in one report • <1 minute to collect DNA sample via simple cheek swab • 3-5 days to receive test report • Specialized sales and medical science liaison support Advanced PGx Unrivaled Efficacy Easy to Use

34 2.5x Increase In Remission Rates For Severe Depression Demonstrated Enhanced Clinical Outcomes vs. Standard Of Care Standard of Care IDgenetix Response Rate ≥ 50% Reduction from Baseline Remission Rate Patients Achieving Remission 0.020.05p-value0.0010.01p-value >2.5x increase in remission rate vs. control 2x increase in response rate vs. control Bradley et al. J Psychiatr Res 2018. 28% 36% 55% 73% Week 8 Week 12 9% 13% 25% 35% Week 8 Week 12

Clinical Validity and Utility ADLT Status Guideline Inclusion Demonstrated validity, utility and impact, backed by 25 peer-reviewed publications demonstrating the performance and utility of the test in predicting individual risk of metastasis in patients with uveal melanoma Classified as an Advanced Diagnostic Laboratory Test (ADLT) by the Centers for Medicare & Medicaid Services (CMS), meaning it provides new clinical diagnostic information that cannot be obtained from any other test or combination of tests1 Included in the National Comprehensive Cancer Network guidelines as a prognostic method for determining risk of metastasis and in the American Joint Committee on Cancer Eighth Edition (AJCC8) staging manual as part of the clinical care of uveal melanoma because the results are “clinically significant.” 1Centers for Medicare & Medicaid Services: https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/ClinicalLabFeeSched/Downloads/Guidance-for-Laboratories-on-ADLTs.pdf

36 Strong Evidence Base • 25 peer-reviewed publications with 3,600+ patients Widespread Adoption • Nearly 8 in 10 patients diagnosed with uveal melanoma in the U.S. receive the DecisionDx-UM test as part of their diagnostic workup • 1,711 reports issued in 2022 Broad Reimbursement • In 2022, more than 100 commercial insurers covered DecisionDx-UM • Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease • 2023 Medicare rate of $7,776 DecisionDx-UM: The Standard Of Care In The Management Of Newly Diagnosed Uveal Melanoma ~2,000 patients diagnosed in the U.S. annually ~97% of patients – no evidence of metastatic disease at the time of diagnosis ~30% will develop metastases within 5 years Low-risk: ~67% Low Intensity Management High-risk: ~33% High Intensity Management Uveal Melanoma – A Rare Eye Cancer 15-Gene Expression Profile (GEP) Test Facts About Uveal Melanoma

Inflammatory Skin Disease Pipeline program to develop a genomic test aimed at guiding systemic therapy selection for patients with moderate-to-severe atopic dermatitis (AD), psoriasis (PSO) and related conditions

38 Early Discovery Data for Inflammatory Skin Disease Pipeline Program Inflammatory Pipeline Test New data showing the ability of pipeline program to distinguish between responders and non-responders to AD therapy; and to distinguish between AD, PSO and mycosis fungoides (MF) skin lesions presented at the 2023 Fall Clinical Dermatology Conference® Test results could empower clinicians to tailor therapy choices for patients by considering their molecular profiles, potentially sparing patients from undergoing numerous ineffective and costly medication trials before discovering an effective treatment to manage their symptoms. Goal is to develop a genomic test aimed at guiding systemic therapy selection for patients with moderate-to-severe atopic dermatitis (AD), psoriasis (PSO) and related conditions. Farberg A, Goldberg M, Quick A, et al. Gene Expression Differences Identified in Skin Samples of Early-Stage Mycosis Fungoides, Atopic Dermatitis, and Psoriasis. Poster at 2023 Fall Clinical Dermatology Conference®: Oct 19-22, 2023; Las Vegas, Nevada. Additional updates are expected in 2024, with the test targeted for launch by the end of 2025

Inflammatory Pipeline Program

IDENTITY Study

Study for Castle's inflammatory skin disease pipeline program to develop a genomic test aimed at guiding systemic therapy selection

57
Committed Sites

866
Patients Enrolled[1]

2021	2022	2023	2024	2025

- **Q2-Q3** Steering committee formed with top KOLs
- **Q3** First patient enrolled
- **Q2** Proof of RNA extraction method concept
- **Q4** Early discovery data presented
- **By end of 2024** Development data expected
- **By end of 2025** Target launch

Program Milestones

CASTLE BIOSCIENCES

Data as of September 30, 2023; [1]patients with moderate-to-severe disease

39

Thank you

41 Use Of Non-GAAP Financial Measures (Unaudited) In this presentation, we use the metrics of Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenues and Adjusted Gross Margin reflect adjustments to net revenues to exclude changes in variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin further excludes acquisition-related intangible asset amortization. Adjusted EBITDA excludes from net loss interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense, change in fair value of contingent consideration, and acquisition- related transaction costs. We use Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA internally because we believe these metrics provide useful supplemental information in assessing our revenue and operating performance reported in accordance with GAAP, respectively. We believe that Adjusted Revenues, when used in conjunction with our test report volume information, facilitates investors’ analysis of our current-period revenue performance and average selling price performance by excluding the effects of revenue adjustments related to test reports delivered in prior periods, since these adjustments may not be indicative of the current or future performance of our business. We believe that providing Adjusted Revenues may also help facilitate comparisons to our historical periods. Adjusted Gross Margin is calculated using Adjusted Revenues and therefore excludes the impact of revenue adjustments related to test reports delivered in prior periods, which we believe is useful to investors as described above. We further exclude acquisition-related intangible asset amortization in the calculation of Adjusted Gross Margin. We believe that excluding acquisition-related intangible asset amortization may facilitate gross margin comparisons to historical periods and may be useful in assessing current-period performance without regard to the historical accounting valuations of intangible assets, which are applicable only to tests we acquired rather than internally developed. We believe Adjusted EBITDA may enhance an evaluation of our operating performance because it excludes the impact of prior decisions made about capital investment, financing, investing and certain expenses we believe are not indicative of our ongoing performance, such as acquisition-related transaction costs. However, these non-GAAP financial measures may be different from non- GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes.

42 Reconciliation of Non-GAAP Financial Measures (Unaudited) The table below presents the reconciliation of adjusted revenues and adjusted gross margin, which are non-GAAP financial measures. See previous slide for further information regarding the Company’s use of non-GAAP financial measures.

43 Reconciliation of Non-GAAP Financial Measures (Unaudited) The table below presents the reconciliation of adjusted EBITDA, which is a non-GAAP financial measure. See slide 41 for further information regarding the Company’s use of non-GAAP financial measures.

44 Leadership Team Overview